UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8‑K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2013

Chevron Corporation
(Exact name of registrant as specified in its charter)

Delaware            001-00368            94‑0890210
(State or other jurisdiction         (Commission File Number)            (I.R.S. Employer
of incorporation)                     Identification No.)

6001 Bollinger Canyon Road, San Ramon, CA            94583
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (925) 842‑1000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 9, 2013, Chevron Corporation issued a press release providing a third quarter 2013 interim update. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 9, 2013

CHEVRON CORPORATION

By    /s/ Matthew J. Foehr
Matthew J. Foehr
Vice President and Comptroller
(Principal Accounting Officer and
Duly Authorized Officer)

EXHIBIT INDEX

99.1        Press release issued October 9, 2013.